                               POWER OF ATTORNEY


 KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A NIXON, MALLARY L. REZNIK and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG SUNAMERICA LIFE ASSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
 (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

--------------------------------------------------------------------------------
REGISTRANT NAME                                      FILE NO.
--------------------------------------------------------------------------------
Variable Separate Account                            002-86837 / 811-03859
                                                     033-47473 / 811-03859
                                                     333-25473 / 811-03859
                                                     333-55740 / 811-03859
                                                     333-58234 / 811-03859
                                                     333-102906 / 811-03859
                                                     333-58314 / 811-03859
                                                     333-66114 / 811-03859
                                                     333-91860 / 811-03859
                                                     333-65118 / 811-03859
                                                     333-134869 / 811-03859
                                                     333-137895 / 811-03859
                                                     333-137887 / 811-03859
                                                     333-137873 / 811-03859
                                                     333-137892 / 811-03859
                                                     333-137867 / 811-03859
                                                     333-144000/  811-03859
                                                     333-147006/  811-03859
--------------------------------------------------------------------------------
Variable Annuity Account One                         033-32569 / 811-04296
--------------------------------------------------------------------------------
Variable Annuity Account Two                         033-81472 / 811-08626
--------------------------------------------------------------------------------
Variable Annuity Account Four                        033-86642 / 811-08874
--------------------------------------------------------------------------------
Variable Annuity Account Five                        333-08859 / 811-07727
                                                     333-67685 / 811-07727
                                                     333-66106 / 811-07727
                                                     333-64338 / 811-7727
                                                     333-92396 / 811-07727
                                                     333-134870 / 811-07727
                                                     333-137860 / 811-07727
                                                     333-137864 / 811-07727
                                                     333-137866 / 811-07727
                                                     333-137827 / 811-07727
                                                     333-147007/  811-07727
                                                     333-147676/  811-07727
--------------------------------------------------------------------------------
Variable Annuity Account Seven                       333-63511 / 811-09003
                                                     333-65965 / 811-09003
                                                     333-137862 / 811-09003
                                                     333-137882 / 811-09003
--------------------------------------------------------------------------------
Variable Annuity Account Nine                        333-90328 / 811-21096
                                                     333-90324 / 811-21096
                                                     333-88414 / 811-21096
                                                     333-89468 / 811-21096
--------------------------------------------------------------------------------

/S/ JAY S. WINTROB                                   Chief Executive Officer &                 April 25, 2008
---------------------------------------------                Director
JAY S. WINTROB                                     (Principal Executive Officer)

/S/ MICHAEL J. AKERS                                         Director                          April 25, 2008
---------------------------------------------
MICHAEL J. AKERS

/S/ N. SCOTT GILLIS                                   Senior Vice President,                   April 25, 2008
---------------------------------------------    Chief Financial Officer & Director
N. SCOTT GILLIS                                    (Principal Financial Officer)


/S/ JANA W. GREER                                            Director                          April 25, 2008
---------------------------------------------
JANA W. GREER

/S/ CHRISTOPHER J. SWIFT                                     Director                          April 25, 2008
---------------------------------------------
CHRISTOPHER J. SWIFT

/S/ STEWART R. POLAKOV                                Senior Vice President &                  April 25, 2008
---------------------------------------------               Controller
STEWART R. POLAKOV                                (Principal Accounting Officer)